                                                                    EXHIBIT 32.1



                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                               OF NATCO GROUP INC.
           PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Nathaniel A. Gregory, Chief Executive Officer of NATCO Group Inc. (the "Company"), and, I, Richard W. FitzGerald, Senior Vice President and Chief Financial Officer of the Company, hereby certify, to my knowledge, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Nathaniel A. Gregory
                                                -------------------------------
                                                Name:  Nathaniel A. Gregory
                                                Date:  March 15, 2004


                                                /s/ Richard W. FitzGerald
                                                -------------------------------
                                                Name: Richard W. FitzGerald
                                                Date: March 15, 2004